Putnam
California
Investment Grade
Municipal Trust

SEMIANNUAL REPORT
October 31, 1997

[LOGO: BOSTON * LONDON * TOKYO]


Fund highlights

* "California has achieved general fund operating surpluses for each of the past five years and . . . another is anticipated in the 1997-98 budget."

                                    -- Fitch Investors Service, L.P.

* "The fund's primary strategies have been to accent income and minimize interest-rate risk. This emphasis on income and capital preservation makes the fund an attractive investment in a well-rounded portfolio, particularly during periods when other markets experience volatility."

                                    -- William H. Reeves, manager

   CONTENTS
 4 Report from Putnam Management
 8 Fund performance summary
10 Portfolio holdings
12 Financial statements
18 Results of October 9, 1997 shareholder meeting



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

Against a backdrop of lingering concerns about the economy, interest rates, and renewed inflation, the municipal bond market maintained a semblance of stability during the six months ended October 31, 1997. In that respect, these investors reflected the mood of the national tax-exempt market.

Recognizing the fragility of this generally positive environment, William Reeves, Putnam California Investment Grade Municipal Trust's manager, pursued a slightly defensive policy during the period, which encompasses the first half of the fund's fiscal year. As he looks toward the months immediately ahead, Bill sees little reason to waver from this course.

In the report that follows, he provides more details about the fiscal year's first half and provides some insights into what he believes is in store for the second half.

Respectfully yours,

/S/GEORGE PUTNAM

George Putnam
Chairman of the Trustees
December 17, 1997


Report from the Fund Manager
William H. Reeves

Optimistic about California's economic and fiscal scenarios and mindful of a reduced supply in the state's municipal bonds, investors pushed California tax-exempt bond prices higher over the six months ended October 31, 1997. During the period, which coincided with the first half of Putnam California Investment Grade Municipal Trust's current fiscal year, the fund participated fully in this favorable market environment, producing a total return of 7.80% at net asset value (9.43% at market price). Your fund's performance was well ahead of the 6.36% total return posted by the Lehman Brothers Municipal Bond Index. We attribute these results to our emphasis on income and quality as we work to minimize share price fluctuations. Please turn to pages 8 and 9 for more information on the fund's performance.

* ECONOMIC STRENGTH AND LOW INFLATION RAISE INVESTOR CONFIDENCE

California municipal bond investors benefited from a favorable investment environment at the national, state, and local levels. On the national front, the economy continued to experience solid growth with only minimal inflationary pressures. Reflecting this atmosphere, interest rates moved within a narrow, well-defined range but had shifted downward by the end of the period.

Economic strength historically has been a precursor of rising inflation, a relationship that caused investors to drive interest rates higher -- and bond prices lower -- as soon as signs of stronger economic growth appeared. However, an increasing number of investors have come to believe that as a result of improvements in productivity and technology, low inflation can accompany steady economic growth over the longer term. This growing confidence has provided an attractive backdrop for fixed-income investing.

* CALIFORNIA DEMONSTRATES CONTINUED ECONOMIC AND FISCAL IMPROVEMENT

California's municipal bond investors also benefited from economic and fiscal soundness at the state and local levels. The state continued to enjoy brisk economic activity, particularly in the areas of entertainment, tourism, banking, and high technology. Tax revenues from these industries poured into state and local treasuries, enhancing California's already solid fiscal operations.

The current prosperity represents a dramatic turnaround from the early 1990s, when the state was faced with a severe recession and a large budget deficit. The improvement in California's economic and fiscal conditions -- which includes a balanced budget -- has attracted an increasing number of nationally diverse investors. This growing demand has been met with a reduction of approximately 20% in this year's supply of the state's municipal bonds, a situation that also has forced prices higher.

We see two reasons for the decline in bond supply. First, stronger economic growth generated an increase in tax revenues. This improved cash flow lowered the need for debt financing. Second, California voters passed Proposition 218, an ordinance requiring voter approval by a two-thirds majority of any new taxes or fees. Prior to Proposition 218, the state and its localities could unilaterally impose increases in taxes or fees. The need for voter approval delayed the funding process and to some extent appears to have curbed new issuance. We are watchful for any negative credit implications that may result from Proposition 218, although its passage had a positive effect on California municipal bond prices over the reporting period.

[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Hospitals/health care                      19.7%

Housing                                    13.3%

Utilities                                  10.9%

Water and sewerage                          9.0%

Education                                   8.3%

Footnote reads:
*Based on net assets as of 10/31/97. Holdings will vary over time.

* EMPHASIS ON QUALITY AND INCOME DRIVE PERFORMANCE

As in the past, high credit quality and attractive income remained key criteria for our prospective bond purchases during the period.
Approximately 70% of the portfolio's net assets were invested in bonds rated Aaa or Aa, the highest ratings assigned by Moody's Investors Service. The substantial weightings in these categories gave your fund an average portfolio quality of Aa.

In addition to maximizing safety and security, we also believed higher-rated bonds provided the best relative value this year. As investors continued to seek higher yields in the face of falling interest rates and a healthy economy, many became more comfortable taking on additional credit risk. This trend helped drive up lower-rated bond prices relative to those of higher-rated bonds and drive their yields lower. As the yield differential narrowed, we believed that investors were not being appropriately compensated for the additional credit risk of lower-rated bonds and that higher-rated bonds offered better value.

To keep the fund's yield competitive, we invested in bonds with high coupons, which not only generated an attractive income stream but cushioned price fluctuations. We continued to use inverse floaters, derivative securities whose coupons move in the opposite direction of short-term interest rates. Before acquiring an inverse floater, we subject it to in-depth analysis and those that are acquired for the portfolio are monitored closely on a continuing basis.

We also continued to employ portfolio leverage to further enhance income during the period. Using this strategy, we issue preferred shares that pay dividends at current short-term interest rates and reinvest the proceeds from these sales in longer-term bonds carrying higher yields. The difference between the income generated by the longer-term bonds and the dividends the fund pays to the preferred shareholders significantly increased the income distributed to the fund's shareholders during the period.

Minimizing market risk was another key aspect of your fund's strategy over this period. We sought to accomplish this by focusing on bonds with intermediate-term maturities, which gave the portfolio an average duration of 8.2 years. Duration measures a portfolio's sensitivity to interest-rate risk -- the longer a fund's duration, the greater the interest-rate risk. We believed intermediate-term bonds also offered attractive relative value, providing more than 85% of the yield but incurring less than 60% of the interest-rate risk of bonds maturing in 30 years.

[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

Aaa                         55.2%

Aa                          13.3%

A                           14.6%

Baa                         10.4%

Ba                           6.5%

Footnote reads:

*As a percentage of market value as of 10/31/97. A bond rated Baa or higher is considered investment grade. All ratings reflect Moody's descriptions unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.

* STATE'S OUTLOOK REMAINS FAVORABLE

Our outlook for California municipal bonds is quite positive at present. We expect solid economic growth within the state to continue to strengthen California's fiscal operations and attract demand for its municipal bonds. We also look for supply to remain limited as a result of implementation of Proposition 218. This supply/demand environment should bode well for the state's municipal bond prices in the months ahead.

On the national front, we expect the economy to continue growing at a moderate pace. Although we do not expect a sharp resurgence in inflation, we are mindful that the strength and duration of the current expansion could begin to stimulate price pressures. With this economic projection as a backdrop, we will maintain a defensive posture, continuing to accent income and quality.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 10/31/97, there is no guarantee the fund will continue to hold these securities in the future.



Performance summary

Performance should always be considered in light of a fund's investment strategy. Putnam California Investment Grade Municipal Trust is designed for investors seeking high current income free from federal and California income taxes, consistent with capital preservation.

TOTAL RETURN FOR PERIODS ENDED 10/31/97
(common shares)
	                                        Lehman Bros.
                                    Market      Municipal      Consumer
                          NAV       price      Bond Index    Price Index
--------------------------------------------------------------------------
6 months                  7.80%      9.43%        6.36%          0.87%
--------------------------------------------------------------------------
1 year                    9.14      15.67         8.50           2.08
--------------------------------------------------------------------------
Life of fund (11/27/92)  54.20      48.30        41.23          13.80
Annual average            9.18       8.32         7.27           2.66
--------------------------------------------------------------------------

Performance data represent past results and do not reflect future performance. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value, and market price will fluctuate so that an investor's shares when sold may be worth more or less than their original cost.

PRICE AND DISTRIBUTION INFORMATION
6 months ended 10/31/97

--------------------------------------------------------------------------
Distributions (common shares)
--------------------------------------------------------------------------
Number                                        6
--------------------------------------------------------------------------
Income                                     $0.465
--------------------------------------------------------------------------
Capital gains1                                 --
--------------------------------------------------------------------------
  Total                                    $0.465
--------------------------------------------------------------------------
Preferred shares Series A (320 shares)
--------------------------------------------------------------------------
Income                                    $939.36
--------------------------------------------------------------------------
  Total                                   $939.36
--------------------------------------------------------------------------
Share value (common shares)          NAV            Market price
--------------------------------------------------------------------------
4/30/97                           $14.80                 $15.000
--------------------------------------------------------------------------
10/31/97                           15.49                 15.9375
--------------------------------------------------------------------------
Current return
(common shares, end of period)
--------------------------------------------------------------------------
Current dividend rate2              6.00%                   5.84%
--------------------------------------------------------------------------
Taxable equivalent3                10.96                   10.66
--------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2 Income portion of most recent distribution, annualized and divided by NAV or market price at end of period.

3 Assumes maximum 45.22% combined federal and state tax rate. Results for investors subject to lower tax rates would not be as advantageous.

TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities and the net assets allocated to remarketed preferred shares, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the American Stock Exchange.

COMPARATIVE BENCHMARKS

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


Portfolio of investments owned
October 31, 1997 (Unaudited)

     Key to Abbreviations
     AMBAC      -- AMBAC Indemnity Corporation
     COP        -- Certificate of Participation
     FNMA Coll. -- Federal National Mortgage Association Collateralized
     FRB        -- Floating Rate Bonds
     FSA        -- Financial Security Assurance
     GNMA Coll. -- Government National Mortgage Association Collateralized
     IFB        -- Inverse Floating Rate Bonds
     MBIA       -- Municipal Bond Investors Assurance Corporation

MUNICIPAL BONDS AND NOTES  (95.6%) *
PRINCIPAL AMOUNT                                                  RATINGS**     VALUE

California  (95.6%)
-------------------------------------------------------------------------------------
             Anaheim, Pub. Fin. Auth. Lease Rev. Bonds
               (Pub. Impts.)
$4,200,000     Ser. C, FSA, 6s, 9/1/16                               Aaa   $4,614,750
 3,200,000     Ser. A, FSA, 5s, 9/1/27                               Aaa    3,060,000
 3,000,000   Berkeley, Hlth. Fac. Rev. Bonds (Alta Bates
               Med. Ctr.), Ser. A, 6.55s, 12/1/22                    Baa    3,360,000
 1,500,000   Big Bear Lake Wtr. Rev. Bonds, MBIA, 6s, 4/1/22         Aaa    1,661,250
 3,600,000   CA Edl. Fac. Auth. Rev. Bonds
                  (U. of San Francisco), 6.4s, 10/1/17               AAA    4,005,000
             CA Hlth. Fac. Fin. Auth. Rev. Bonds
 3,000,000     (Henry Mayo Newhall), Ser. A, 8s, 10/1/18             A      3,158,940
 2,000,000     (Catholic Healthcare West), Ser. E, AMBAC,
                  5 1/4s, 7/1/16                                     Aaa    1,982,500
             CA Hsg. Fin. Agcy. Home Mtge. Rev. Bonds
 3,020,000     Ser. C, 8.3s, 8/1/19                                  AA     3,114,013
 2,760,000     Ser. A, 7 3/4s, 8/1/17                                Aa     2,901,450
 2,885,000   CA Poll. Control Fin. Auth. Rev. Bonds
               (Pacific Gas & Elec. Co.), Ser. B, 8 7/8s, 1/1/10     A      2,952,769
 2,000,000   CA State Dept. Wtr. Resources IFB
               (Central Valley), 9.367s, 12/1/12
               (acquired 11/27/92, cost $2,198,104) [DBL. DAGGER]    Aa     2,930,000
 2,000,000   CA State Pub. Wks. Board Lease Rev. Bonds
               (Dept. of Corrections Monterey Cnty. Sole),
               Ser. A, 7s, 11/1/19                                   AAA    2,345,000
 3,150,000   Irvine Ranch, Wtr. Dist. Jt. Pwr. Agcy. Rev. Bonds
               (Issue II), FNMA Coll., 8 1/4s, 8/15/23               A      3,250,706
 3,120,000   Los Angeles, Multi-Fam. Rev. Bonds (Mission
               Plaza Apts.), Ser. A, GNMA Coll., 7.8s, 1/20/35       AAA    3,420,300
 5,500,000   Northern CA Pwr. Agcy. Multi. Cap. Fac. IFB,
               MBIA, 9.045s, 9/2/25                                  Aaa    6,586,248
 2,000,000   Orange Cnty., Pub. Fac. Corp. COP (Solid Waste
               Management), 7 7/8s, 12/1/13                          Baa    2,093,260
 3,250,000   Rancho, Wtr. Dist. Fin. Auth. IFB, AMBAC,
               8.974s, 8/17/21                                       Aaa    3,875,625
 2,800,000   San Bernardino, Dept. of Trans. Lease  Fin. Auth.
               Rev. Bonds, Ser. A, 5 1/2s, 12/1/14                   A      2,852,500
 2,200,000   San Diego, Multi-Fam. Hsg. FRB (Flores-A-RMK),
               3.45s, 6/1/05                                         AA+    2,200,000
 2,000,000   San Francisco, Bldg. Auth. Lease Rev. Bonds
               (San Francisco Civic Ctr. Complex), Ser. A,
               AMBAC, 5 1/4s, 12/1/16                                Aaa    1,990,000
 4,750,000   Santa Clara Cnty., Fin. Auth. Lease Rev. Bonds
               (VMC Fac. Replacement), Ser. A, AMBAC,
               6 7/8s, 11/15/14                                      Aaa    5,539,688
 3,000,000   U. of CA Hosp. Rev. Bonds (U. of CA, Med. Ctr.),
               AMBAC, 5 3/4s, 7/1/15                                 Aaa    3,138,750
 5,000,000   Vallejo COP (Marine World Foundation),
               7s, 2/1/17                                            BB/P   5,381,250
 3,345,000   Victor, Elementry School Dist. COP (School
               Construction Refinancing), MBIA, 6.45s, 5/1/18        Aaa    3,880,200
             West Contra Costa, U. School Dist. COP
 1,860,000     7 1/8s, 1/1/24                                        BBB    2,015,775
 1,140,000     6 7/8s, 1/1/09                                        BBB    1,244,025
-------------------------------------------------------------------------------------
Total Investments (cost $76,756,412) ***                                  $83,553,999
-------------------------------------------------------------------------------------

           *  Percentages indicated are based on net assets of $87,376,109

          **  The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at October 31, 1997 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at October 31, 1997. Securities rated by Putnam are indicated by "/P" and are not publicly rated.

         ***  The aggregate identified cost on a tax basis is $76,756,412, resulting in gross unrealized appreciation and depreciation of
              $7,290,570 and $492,983, respectively, or net unrealized appreciation of $6,797,587.

[DBL. DAGGER] Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at October 31, 1997 was
              $2,930,000 or 3.4% of net assets.

              The fund had the following industry group concentrations greater than
              10% at October 31, 1997 (as a percentage of net assets):

                Hospitals/healthcare     19.7%
                Housing                  13.3
                Utilities                10.9

              The fund had the following insurance concentrations greater than 10% at October 31, 1997 (as a percentage of net assets):

                AMBAC                    18.9%
                MBIA                     13.9

              The rate shown on Floating Rate Bonds are the current interest rates shown at October 31, 1997, which are subject to change based on the terms of the security.

              The rates shown on IFB, which are securities paying interest rates that vary inversely to changes in the market interest rates, and VRDN's are the current interest rates at October 31, 1997.

The accompanying notes are an integral part of these financial statements.






Statement of assets and liabilities
October 31, 1997 (Unaudited)

Assets
----------------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $76,756,412) (Note 1)                                                   $83,553,999
----------------------------------------------------------------------------------------------------
Cash                                                                                         865,255
----------------------------------------------------------------------------------------------------
Interest receivable                                                                        1,483,529
----------------------------------------------------------------------------------------------------
Receivable for securities sold                                                             2,040,000
----------------------------------------------------------------------------------------------------
Total assets                                                                              87,942,783

Liabilities
----------------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                        357,028
----------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                                 156,135
----------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                     4,864
----------------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                                  6,133
----------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                     362
----------------------------------------------------------------------------------------------------
Other accrued expenses                                                                        42,152
----------------------------------------------------------------------------------------------------
Total liabilities                                                                            566,674
----------------------------------------------------------------------------------------------------
Net assets                                                                               $87,376,109

Represented by
----------------------------------------------------------------------------------------------------
Series A remarketed preferred shares (320 shares issued and
outstanding at $50,000 per share) (Note 4)                                               $16,000,000
----------------------------------------------------------------------------------------------------
Paid-in capital -- common shares (unlimited shares authorized) (Note 1)                   64,107,285
----------------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                                 127,642
----------------------------------------------------------------------------------------------------
Accumulated net realized gain on investment (Note 1)                                         343,595
----------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                                 6,797,587
----------------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                               $87,376,109

Computation of net asset value
----------------------------------------------------------------------------------------------------
Series A remarketed preferred shares                                                     $16,000,000
----------------------------------------------------------------------------------------------------
Cumulative undeclared dividends on remarketed preferred shares                                23,340
----------------------------------------------------------------------------------------------------
Net assets allocated to remarketed preferred shares -- liquidation preference            $16,023,340
----------------------------------------------------------------------------------------------------
Net assets available to common shares                                                    $71,352,769
----------------------------------------------------------------------------------------------------
Net asset value per common share ($71,352,769 divided by 4,607,092 shares)                    $15.49
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of operations
Six months ended October 31, 1997 (Unaudited)

Tax exempt interest income                                                                $2,774,802
----------------------------------------------------------------------------------------------------

Expenses:
----------------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                             307,725
----------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                                41,218
----------------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                              4,733
----------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                               2,170
----------------------------------------------------------------------------------------------------
Reports to shareholders                                                                        6,532
----------------------------------------------------------------------------------------------------
Auditing                                                                                      27,391
----------------------------------------------------------------------------------------------------
Legal                                                                                          7,785
----------------------------------------------------------------------------------------------------
Postage                                                                                        6,556
----------------------------------------------------------------------------------------------------
Exchange listing fees                                                                          2,002
----------------------------------------------------------------------------------------------------
Preferred share remarketing agent fees                                                        18,684
----------------------------------------------------------------------------------------------------
Other                                                                                          3,672
----------------------------------------------------------------------------------------------------
Total expenses                                                                               428,468
----------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                  (23,778)
----------------------------------------------------------------------------------------------------
Net expenses                                                                                 404,690
----------------------------------------------------------------------------------------------------
Net investment income                                                                      2,370,112
----------------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                             399,874
----------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments period during the period                        2,844,176
----------------------------------------------------------------------------------------------------
Net gain on investments                                                                    3,244,050
----------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                      $5,614,162
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets
                                                                   Six months ended       Year ended
                                                                         October 31         April 30
                                                                               1997*            1997
----------------------------------------------------------------------------------------------------
Increase in net assets
----------------------------------------------------------------------------------------------------
Operations:
----------------------------------------------------------------------------------------------------
Net investment income                                                    $2,370,112       $4,862,731
----------------------------------------------------------------------------------------------------
Net realized gain on investments                                            399,874          236,300
----------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                2,844,176          890,339
----------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                      5,614,162        5,989,370
----------------------------------------------------------------------------------------------------
Distributions to remarketed preferred shareholders:
----------------------------------------------------------------------------------------------------
From net investment income                                                 (300,594)        (550,902)
----------------------------------------------------------------------------------------------------
From net realized gain on investments                                            --          (13,379)
----------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations
applicable to common shareholders (excluding cumulative
undeclared dividends on remarketed preferred shares
of $23,340 and $42,253, respectively)                                     5,313,568        5,425,089
----------------------------------------------------------------------------------------------------
Distributions to common shareholders:
----------------------------------------------------------------------------------------------------
From net investment income                                               (2,142,101)      (4,183,999)
----------------------------------------------------------------------------------------------------
From net realized gain on investments                                            --         (100,243)
----------------------------------------------------------------------------------------------------
Total increase in net assets                                              3,171,467        1,140,847

Net assets
----------------------------------------------------------------------------------------------------
Beginning of period                                                      84,204,642       83,063,795
----------------------------------------------------------------------------------------------------
End of period (including undistributed net investment
income of $127,642 and $200,225, respectively)                          $87,376,109      $84,204,642

Number of fund shares
----------------------------------------------------------------------------------------------------
Common shares outstanding at beginning and end of period                  4,607,092        4,607,092
----------------------------------------------------------------------------------------------------
Remarketed preferred shares outstanding at beginning
and end of period                                                               320              320
----------------------------------------------------------------------------------------------------

* Unaudited




Financial highlights
(For a share outstanding throughout the period)
----------------------------------------------------------------------------------------------------------------------
                                 Six months ended                                                      For the period
Per-share                             October 31                                                       Nov. 27, 1992+
operating performance                (Unaudited)               Year ended April 30                        to April 30
----------------------------------------------------------------------------------------------------------------------
                                       1997           1997        1996          1995           1994          1993
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
period (common shares)               $14.80          $14.55      $14.16        $14.49         $15.12        $14.02(e)
----------------------------------------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------------------------------------
Net investment income                   .51            1.06        1.04          1.04           1.03           .41(a)
----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              .71             .24         .41          (.15)          (.40)         1.12
----------------------------------------------------------------------------------------------------------------------
Total from investment operations       1.22            1.30        1.45           .89            .63          1.53
----------------------------------------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------------------------------------
From net investment income
---------------------------------------------------------------------------------------------------------------------
To preferred shareholders              (.06)           (.12)       (.13)         (.12)          (.12)         (.03)(f)
----------------------------------------------------------------------------------------------------------------------
To common shareholders                 (.47)           (.91)       (.93)         (.95)          (.93)         (.31)
----------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments
----------------------------------------------------------------------------------------------------------------------
To preferred shareholders                --              --(g)       --          (.01)          (.02)           --
----------------------------------------------------------------------------------------------------------------------
To common shareholders                   --            (.02)         --          (.12)          (.18)           --
----------------------------------------------------------------------------------------------------------------------
In excess of net realized
gain to common shareholders              --
----------------------------------------------------------------------------------------------------------------------
To preferred shareholders                                --          --            --(g)          --            --
----------------------------------------------------------------------------------------------------------------------
To common shareholders                                   --          --          (.02)            --            --
----------------------------------------------------------------------------------------------------------------------
Total distributions                    (.53)          (1.05)      (1.06)        (1.22)         (1.25)         (.34)
----------------------------------------------------------------------------------------------------------------------
Preferred share offering costs                           --          --            --           (.01)         (.09)(f)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period
(common shares)                      $15.49          $14.80      $14.55        $14.16         $14.49        $15.12
----------------------------------------------------------------------------------------------------------------------
Market value, end of period
(common shares)                      $15.94          $15.00      $14.38        $13.63         $13.88        $14.88
----------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
----------------------------------------------------------------------------------------------------------------------
Total investment return at market
value (common shares) (%)(b)           9.43           11.02       12.68          6.67            .31          1.23*
----------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(total fund) (in thousands)         $87,376         $84,205     $83,064       $81,269        $82,813       $85,647
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)(d)            .61            1.23        1.26          1.20           1.07           .33(a)*
---------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(c)           2.97            6.28        6.11          6.52           5.84          2.69(a)*
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)            2.05           35.98      125.01        101.23          54.06         43.46*
----------------------------------------------------------------------------------------------------------------------

  +  Commencement of operations.
  *  Not annualized.
(a) Reflects a waiver of the management fee. As a result of such waiver, expenses of the fund for the period ended April 30, 1993 reflect a reduction of approximately $0.02 per share.
(b) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.
(c) Ratio reflects net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.
(d)  The ratio of expenses to average net assets for the year ended
     April 30, 1996 and thereafter includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts. (Note 2)
(e) Represents initial net asset value of $14.10 less offering expenses of approximately $0.08.
(f)  Preferred shares were issued on February 18, 1993.
(g)  Distributions  amounted to less than $0.01 per share.





Notes to financial statements
October 31, 1997 (Unaudited)

Note 1
Significant accounting policies

Putnam California Investment Grade Municipal Trust (the "fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The fund's investment objective is to seek high current income exempt from federal income tax and California personal income tax. The fund intends to achieve its objective by investing in investment grade municipal securities constituting a portfolio Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc. believes to be consistent with preservation of capital.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. The fair value of restricted securities is determined by the Manager following procedures approved by the Trustees, and such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis.

C) Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference of any outstanding remarketed preferred shares, by the total number of common shares outstanding.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

E) Distributions to shareholders Distributions to common and preferred shareholders are recorded by the fund on the ex-dividend date. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a 28 day period. The applicable dividend rate for the remarketed preferred shares on October 31, 1997 was 3.55%. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

F) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. Discounts on original issue discount bonds are accreted according to the effective yield method.

Note 2
Management fee, administrative services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of the average net asset value of the fund, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of any excess over $1.5 billion.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund's net income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than .70% of the liquidation preference of the remarketed preferred shares outstanding during the period).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the six months ended October 31, 1997, fund expenses were reduced by $23,778 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Trustees of the funds receive an annual Trustees fee of which $455 has been allocated to the fund and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Note 3
Purchase and sales of securities

During the six months ended October 31, 1997, purchases and sales of investment securities other than short-term investments aggregated $1,713,600 and $5,758,647, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Remarketed preferred shares

The remarketed preferred shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $50,000 per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it will be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares as of the last business day of each month in which any such shares are outstanding. Additionally, the fund is required to meet more stringent asset coverage requirements under terms of the remarketed preferred shares and the shares' rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At October 31, 1997, no such restrictions have been placed on the fund.

--------------------------------------------------------------------------
Results of October 9, 1997 shareholder meeting

A meeting of shareholders of the fund was held on October 9, 1997. At the meeting, each of the nominees for Trustees was elected, as follows:
                             Common Shares           Preferred Shares
                                         Votes                    Votes
                          Votes for    withheld    Votes for    withheld
Jameson Adkins Baxter     4,359,967      71,560       320           0
Hans H. Estin             4,358,667      72,860       320           0
R.J. Jackson              4,361,967      69,560       320           0
Elizabeth T. Kennan       4,358,867      72,660       320           0
Lawrence J. Lasser        4,352,267      79,260       320           0
Donald S. Perkins         4,356,433      75,094       320           0
William F. Pounds         4,342,752      88,775       320           0
George Putnam             4,360,367      71,160       320           0
George Putnam, III        4,358,411      73,116       320           0
A.J.C. Smith              4,360,045      71,482       320           0
W. Nicholas Thorndike     4,339,417      92,110       320           0

A proposal to ratify the selection of Price Waterhouse LLP as auditors for the fund was approved as follows:

Common Shares -- 4,359,342 votes for, and 9,305 votes against, with 62,880 abstentions and non-broker votes.

Preferred Shares -- 320 votes for, and 0 votes against, with 0 abstentions and non-broker votes.

All tabulations are rounded to nearest whole number.



Fund information


INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES
Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN
Putnam Fiduciary Trust Company

LEGAL COUNSEL
Ropes & Gray

TRUSTEES
George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS
George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Gary N. Coburn
Vice President

William J. Curtin
Vice President

Jerome J. Jacobs
Vice President

William H. Reeves
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer



Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time for up-to-date information about the fund's NAV.



[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

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36863-184   12/97